UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

American Outdoor Brands, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39366	84-4630928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z, Suite A
Columbia, Missouri		65202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 338-9585

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 22, 2022, we held our 2022 Annual Meeting of Stockholders, or the Annual Meeting, to consider and vote upon the following proposals: (1) to elect I. Marie Wadecki and Gregory J. Gluchowski, Jr. to serve until their successors are elected and qualified at the 2023 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification or removal; (2) to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2023; (3) to adopt amendments to our certificate of incorporation to eliminate certain supermajority voting requirements; and (4) to approve the stockholder proposal on the declassification of the Board of Directors.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non-Votes
I. Marie Wadecki	8,143,481	99,333	3,210,676
Gregory J. Gluchowski, Jr.	8,130,734	112,080	3,210,676

Our stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending April 30, 2023. The voting results were as follows:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Ratification of Grant Thornton LLP as independent registered public accountants	11,385,062	48,887	19,541	—

The vote to adopt certain amendments to the certificate of incorporation to eliminate certain super-majority voting requirements did not receive the requisite affirmative vote of at least 66 2/3% of the total outstanding shares entitled to vote. The voting results were as follows:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Adoption of amendments to the certificate of incorporation to eliminate certain super-majority voting requirements	8,177,664	51,771	13,379	3,210,676

For the approval of the stockholder proposal on the declassification of the Board of Directors, the voting results were as follows:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Approval of the stockholder proposal on the declassification of the Board of Directors	8,194,881	32,523	15,410	3,210,676

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit
Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date:	September 27, 2022	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer Executive Vice President, Chief Financial Officer, and Treasurer